West Bancorporation, Inc. Investor Presentation June 12, 2025

Forward Looking Statements Certain statements in this presentation, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements may appear throughout this presentation. These forward-looking statements are generally identified by the words “believes,” “expects,” “intends,” “anticipates,” “projects,” “future,” “confident,” “may,” “should,” “will,” “strategy,” “plan,” “opportunity,” “will be,” “will likely result,” “will continue” or similar references, or references to estimates, predictions or future events. Such forward-looking statements are based upon certain underlying assumptions, risks and uncertainties. Because of the possibility that the underlying assumptions are incorrect or do not materialize as expected in the future, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: interest rate risk, including the effects of changes in interest rates; fluctuations in the values of the securities held in our investment portfolio, including as a result of rising interest rates; competitive pressures, including from non-bank competitors such as credit unions, “fintech” companies and digital asset service providers; pricing pressures on loans and deposits; our ability to successfully manage liquidity risk; changes in credit and other risks posed by the Company’s loan portfolio, including declines in commercial or residential real estate values or changes in the allowance for credit losses dictated by new market conditions, accounting standards or regulatory requirements; the concentration of large deposits from certain clients, including those who have balances above current FDIC insurance limits; the imposition of domestic or foreign tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; changes in local, national and international economic conditions, including the level and impact of inflation, and future monetary policies of the Federal Reserve in response thereto, and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in recent bank failures; changes in legal and regulatory requirements, limitations and costs, including in response to the recent bank failures; changes in customers’ acceptance of the Company’s products and services; the occurrence of fraudulent activity, breaches or failures of our or our third-party partners' information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; unexpected outcomes of existing or new litigation involving the Company; the monetary, trade and other regulatory policies of the U.S. government; acts of war or terrorism, including the ongoing Israeli-Palestinian conflict and the Russian invasion of Ukraine, widespread disease or pandemics, or other adverse external events; risks related to climate change and the negative impact it may have on our customers and their business; changes to U.S. tax laws, regulations and guidance; potential changes in federal policy and at regulatory agencies; talent and labor shortages; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission (the “SEC”). The Company undertakes no obligation to revise or update such forward- looking statements to reflect current or future events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. 2

Disclaimers Non-GAAP Financial Information In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non- GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix at the end of this presentation on the slides captioned “Reconciliation of Non-GAAP Disclosures.” None of the non-GAAP financial information that we have included in this presentation is intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Investors should note that, because there are no standardized definitions for the calculations as well as the results, our calculations may not be comparable to similarly-titled measures presented by other companies. Also, there may be limits in the usefulness of these measures to investors. As a result, we encourage readers to consider our consolidated financial statements in their entirety and not to rely on any single financial measure. No Offer or Solicitation This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, securities, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as to the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. 3

Overview of West Bancorporation, Inc. (WTBA)

Summary

- West Bancorporation, Inc. is a publicly-traded financial holding company (NASDAQ: WTBA) established in 1984 whose sole subsidiary is West Bank, founded in 1893.
- WTBA is a strong performing company in U.S. community banking, well-versed in providing commercial banking services, including loans and lines of credit and all types of deposit and treasury management services to small and medium-sized businesses and business owners in its Iowa and Minnesota markets.
- One of the Company's key competitive advantages is its client-centric approach to delivering strategic financial solutions for businesses, driven by the establishment of deep customer relationships and delivery of exceptional customer service.

Financial Highlights (Q1 2025)

- **Total Assets:** $4.0 billion
- **Gross Loans:** $3.0 billion
- **Total Deposits:** $3.3 billion
- **Total Equity:** $238 million
- **Market Capitalization:** $337 million
- **Return on Avg. Assets:**[2] 0.81%
- **Return on Avg. Equity:**[2] 13.84%
- **Net Interest Margin:**[1,2] 2.28%
- **Efficiency Ratio:**[1] 56.37%
- **NPAs / Assets:** 0.00%
- **Total RBC Ratio:** 12.18%

Geographic Presence



MINNESOTA
St Cloud
Willmar
Minneapolis
St Paul
Eau Claire
WISCONS
Mankato
Owatonna
Rochester
Winona
La Crosse
Mason City
IOWA
Fort Dodge
Waterloo
Dubuque
Marshalltown
Cedar Rapids
Des Moines
Iowa City
Davenport
Omaha
Ottumwa

West Bancorporation

1) Presented on an FTE basis; see Appendix for "Reconciliation of Non-GAAP Financial Measures"
2) Q1 2025 ratio is annualized

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Corporate History and Growth Profile 5 1893 1984 2002 2003 2013 First Valley Junction Savings Bank is established, which later becomes West Bank. West Bancorporation, Inc. is formed as the holding company of West Bank. West Bancorporation, Inc. stock is listed on the NASDAQ stock exchange, with the ticker symbol WTBA. WTBA expands into the Iowa City and Coralville, IA markets. WTBA expands into the Rochester, MN market. WTBA expands into the St. Cloud, Mankato and Owatonna, MN markets. WTBA completes construction of its new headquarters in West Des Moines, IA, replacing long-term leased facilities. The new building consolidates the organization’s operations under one roof and provides space for future growth and enhanced business development opportunities. WTBA completes its latest construction project in its Minnesota markets. All four Minnesota markets now have permanent commercial banking offices which provide greater visibility in these communities and facilitate enhanced business development opportunities. 2019 2024 2025 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Total Assets ($ in millions) Loans and Deposits ($ in millions) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Gross Loans Total Deposits

Meticulous Growth Strategy with Efficient Operations Investment Highlights 6  Conservative yet opportunistic growth strategy, driven by a combination of ongoing organic loan and core deposit growth from existing footprint.  Historic track record of successful lift-out strategies and employing a branch-lite structure in expansion markets to obtain quick branch level profitability.  Superior talent with business expertise in building relationships and providing a differentiated level of service.  Management possesses deep regional experience in Iowa and Minnesota, allowing them to partner with the right people. Historic success closely tied to that of our clients and the communities we serve.  Efficient and right-sized branch network, with a total of 11 locations serving 6 markets. Attractive Franchise with Impressive Historical Performance and Clean Credit Quality  Founded in 1893, West Bank is the oldest business of any kind in West Des Moines, IA.  Full service commercial bank with focus on small to medium sized businesses.  Long standing and highly respected franchise, with a track record as a reliable, dividend-paying community bank. Dividend yield over the last 10 years (2015-2024) has ranged from 2.71% to 4.72%.  A history as one of the highest performing and most efficient banks in the US, being recognized numerous times over the past decade for our financial performance by S&P Global, Raymond James, and Piper Sandler, among others.  Disciplined business model focused on risk management that has resulted in pristine credit quality.  Proven executive management team.

Market Overview - Iowa

Des Moines - West Des Moines, IA

- Largest metropolitan statistical area (MSA) in Iowa with a population of approximately 754,000[1]
- Major center for the insurance and financial services industries with a high concentration of agriculture and biotech companies and a growing technology sector
- Strong market with a diverse mix of employers and an unemployment rate of 3.7%[3]
- 6 locations in the Des Moines metropolitan area with the 5th largest market share of deposits[2]
- Major employers include:
  - Wells Fargo
  - Principal Financial Group
  - HyVee, Inc.
  - UnityPoint Health
  - MercyOne Medical Center
  - Nationwide Mutual Insurance Company
  - John Deere Companies
  - State and local municipalities

Iowa City - Coralville, IA

- The economy is based on a thriving local commerce, a major university and health care system, and a number of national and international businesses
- MSA population of approximately 183,000[1]
- Low unemployment rate of 2.9%[3]
- 1 location with the 4th largest market share of deposits [2]
- Major employers include:
  - University of Iowa
  - University of Iowa Hospitals and Clinics
  - ACT, Inc.
  - Proctor & Gamble
  - Local municipalities

1) Source: US Census Bureau as of July 1, 2024
2) Source: FDIC Summary of Deposits
3) As of March 31, 2025; Source: U.S. Bureau of Labor Statistics

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West Bancorporation

Market Overview - Minnesota

Rochester, MN

- Rochester is known for being the home of the Mayo Clinic, providing approximately 40,000 jobs to the local community
- 3rd largest MSA in MN with a population of approximately 231,000[1]
- Low unemployment rate of 3.3%[3]
- Major employers include Mayo Clinic, IBM, Olmsted Medical Center and local municipalities

St. Cloud, MN

- St. Cloud centrally located in Minnesota with an economy based on healthcare, manufacturing, agriculture, and national and international industry
- 4th largest MSA in MN with a population of approximately 206,000[1]
- Low unemployment rate of 4.3%[3]
- Major employers include CentraCare Health Sytem, St. Cloud VA Health Care System and state and local municipalities

Owatonna, MN

- Owatonna is the economic center of Southern Minnesota
- Regional hub with MSA population of approximately 37,000[1]
- Federated Mutual Insurance Company and Viracon (glass fabrication) are the largest employers of Owatonna, both of which are headquartered in Owatonna

Mankato, MN

- 6th largest MSA in MN with a population of approximately 105,000[1]
- Healthcare, education, manufacturing and agriculture are major players in the local economy and continue to contribute to its stability and diversity
- Low unemployment rate of 3.3%[3]
- Major employers include Taylor Corporation, Minnesota State University and Mayo Clinic Health System

1) Source: US Census Bureau as of July 1, 2024
2) Source: FDIC Summary of Deposits
3) As of March 31, 2025; Source: U.S. Bureau of Labor Statistics

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W West Bancorporation

Experienced Executive Leadership David D. Nelson Director/Chief Executive Officer/President Joined West Bank in 2010 Years in Banking: 42 Prior to joining the Company Mr. Nelson was the President of Southeast Minnesota Business Banking and President of Wells Fargo Bank Rochester in Rochester, Minnesota. Harlee N. Olafson Chief Risk Officer/Executive Vice President Joined West Bank in 2010 Years in Banking: 47 Prior to joining the Company Mr. Olafson was the President of Southwest Minnesota Business Banking and President of Wells Fargo Bank Mankato in Mankato, Minnesota. Bradley P. Peters Executive Vice President West Bank Minnesota Group President Joined West Bank in 2019 Years in Banking: 40 Prior to joining the Company Mr. Peters was the Executive Vice President of a $16 billion regional bank in Minnesota where he was responsible for new market expansion. Jane M. Funk Chief Financial Officer Executive Vice President/Treasurer Joined West Bank in 2014 Years in Banking & Public Accounting: 35 Ms. Funk has extensive experience in the community banking industry and spent 18 years of her career at a large public accounting firm. Brad L. Winterbottom Executive Vice President West Bank President Joined West Bank in 1992 Years in Banking: 45 Mr. Winterbottom has extensive experience in commercial lending and loan portfolio administration and knowledge of the Iowa business community. Todd A. Mather West Bank Chief Credit Officer Joined West Bank in 2019 Years in Banking: 29 Prior to joining West Bank, Mr. Mather spent 8 years at a $16 billion regional bank in Minnesota as a Senior Credit Director and Group Senior Credit Manager. 9

Commitment to Community Leadership & Workplace Culture 10  The Greater Des Moines Partnership presented West Bank with a 2024 Economic Impact Award to recognize outstanding strategic contributions toward the economic vitality of the greater Des Moines Community.  West Bancorporation’s new corporate headquarters which opened in April 2024 was constructed on a redevelopment site in West Des Moines, Iowa in an area in need of a catalyst for revitalization.  In 2024, our employees volunteered over 8,200 hours of community service.  In 2024, the West Bancorporation Foundation and West Bank provided over $450,000 in total philanthropic contributions to more than 160 organizations.  Established the West Bank Women’s Impact Network in 2014, which connects and expands relationships among women at West Bank with women in our communities and our customers.  Approximately 59% of our workforce is female and approximately 22% is culturally or ethnically diverse.  Average employee tenure of over nine years. Approximately 22% of our workforce has been with West Bank over 15 years. Mission Statement Our mission is to build strong relationships, build strong communities, and build upon our strong reputation to ensure our clients receive exceptional care, our communities receive outstanding support, and the loyalty of our employees and stockholders is rewarded.

Commitment to Strong Corporate Governance 11  80% of Directors are independent.  Female and minority representation makes up 30% of the Board of Directors.  Director diversity in experiences and backgrounds include banking, business and financial expertise; public company experience; risk management, information technology and data security expertise; impactful community presence; commercial real estate and development experience; and regulatory and government policy experience.  Directors are elected annually for one-year terms.  Positions of CEO and Board Chair are separately held.  Directors and named executive officers are subject to meaningful share ownership and retention requirements.  Annual shareholder engagement program provides a forum to discuss executive compensation and governance practices.  Ethics hotline that allows for confidential reporting of any suspected concerns or improper conduct.

Business Line Overview 12 (1) As of March 31, 2025 Business and Commercial Banking • Commercial real estate lending • Construction and development financing • Commercial and industrial lending • Letters of credit • Full suite of deposit and treasury management services Personal Banking Product Offerings • Online and mobile delivery channels • Full suite of personal checking and savings options • Home equity lines of credit • Mortgage lending • Credit cards • Personal loans Investment Management and Trust Services • Estate administration • Conservatorships • Personal trusts • Charitable trusts • Agency accounts • Trust assets under management and custody of $611 million 1

Gross Loans / Deposits (%) Total Assets Loans 2 Total Deposits 2 Gross Loans / Deposits Balance Sheet Metrics 13 1) Dollars in millions 2) 2025Q1 rates are annualized $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2021 2022 2023 2024 2025Q1 Total Assets ($MM) $3,500 $3,613 $3,826 $4,015 $3,987 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2021 2022 2023 2024 2025Q1 $3,016 $2,880 $2,974 $3,358 $3,325 0.38% 1.01% 2.97% 3.65% 3.15% Total Deposits ($MM) Cost of Deposits (%) 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2021 2022 2023 2024 2025Q1 $2,456 $2,743 $2,928 $3,005 $3,016 4.13% 4.21% 5.11% 5.57% 5.52% Total Loans ($MM) Yield on Loans(%) 75% 80% 85% 90% 95% 100% 2021 2022 2023 2024 2025Q1 81.44% 95.22% 98.44% 89.49% 90.73%

14 Return on Average Assets 1,2 Net Interest Margin 1,2,3 Return on Average Equity 1,2 Efficiency Ratio 1,3 Earnings and Profitability 1) WTBA peer medians; peer group as defined in Form 10-Q filed April 24, 2025: PEBO, NIC, GABC, FMBH, MOFG, MBWM, THFF, EQBK, FMNB, BWB, HBT, SMBC, HBIA, BFC, COFS, CIVB, FBIZ, FMAO, LCNB, ISBA; Financial data as of March 31, 2025 2) 2025Q1 data is annualized 3) Presented on an FTE basis; see Appendix for “Reconciliation of Non-GAAP Financial Measures” 1.52% 1.32% 0.66% 0.61% 0.81% 1.21% 1.21% 0.98% 1.07% 1.07% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2021 2022 2023 2024 2025Q1 WTBA Peer 20.33% 20.71% 11.42% 10.71% 13.84% 11.68% 12.89% 11.20% 10.66% 10.30% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2021 2022 2023 2024 2025Q1 WTBA Peer 3.05% 2.76% 2.01% 1.91% 2.28% 3.32% 3.43% 3.32% 3.33% 3.51% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2021 2022 2023 2024 2025Q1 WTBA Peer 40.91% 43.70% 60.73% 63.25% 56.37% 57.13% 56.64% 57.81% 59.65% 58.08% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 2021 2022 2023 2024 2025Q1 WTBA Peer

15 Earnings Per Share and Dividend History $0.62 $0.67 $0.71 $0.78 $0.83 $0.84 $0.94 $1.00 $1.00 $1.00 $1.00 $1.35 $1.42 $1.41 $1.74 $1.74 $1.98 $2.95 $2.76 $1.44 $1.42 $1.87 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025Q1 (Annualized) Dividends per Share Diluted Earnings per Share • The ability of West Bank to pay dividends is governed by federal and state law • Under Iowa law, West Bank may generally pay dividends out of retained earnings • As of March 31, 2025, West Bank reported retained earnings of $206.1 million • West Bank would not declare a dividend that reduced bank capital levels below the required level to be well-capitalized; as of March 31, 2025, that amount was $85.1 million Historical Performance West Bank Dividend Capacity

Net Interest Income 16 $95.1 $91.7 $69.0 $71.4 $84.6 3.05% 2.76% 2.01% 1.91% 2.28% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 2021 2022 2023 2024 2025Q1 • Net interest margin improved in Q1 2025 as the Company’s deposit costs benefitted from the declines in the federal funds rate in late 2024. • Approximately 39% of loans are floating rate. • Approximately $189.8 million of fixed-rate loans with a weighted average rate of 4.26% are scheduled to reprice during the remainder of 2025, and another $351.0 million with a weighted average rate of 4.08% during 2026. • Approximately 77% of the securities portfolio was purchased during 2020 and 2021, resulting in a lower yielding portfolio compared to industry averages. Projected cash flows from the securities portfolio for the next 12 months are approximately $47.3 million. Net Interest Income and NIM 1 Yields & Rates 1 25Q12024202320222021Yield/Rate: 5.52%5.57%5.11%4.21%4.13%Loans 2.562.662.632.242.04Securities (FTE) 3.153.652.971.010.38Total Deposits 5.045.084.643.703.44Total Interest Earning Assets 3.253.733.211.240.53Total Interest Bearing Liabilities Overview 2 (1) 2025Q1 data is annualized (2) As of March 31, 2025

Noninterest Income Noninterest Expense Noninterest Income and Noninterest Expense 1) Dollars in thousands 17 • Other noninterest income includes nonrecurring items, such as BOLI gains, loan swap fees and realized securities gains and losses. • Other noninterest expense includes technology and software costs, FDIC insurance, professional fees and business development costs. • Focused on controlling noninterest expense, with an average efficiency ratio of 48.82% over the last 10 years (2015-2024). $9,729 $10,208 $10,066 $8,434 $9,096 0.30% 0.29% 0.28% 0.21% 0.23% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2021 2022 2023 2024 Q12025 (Annualized) Trust Revenue ($000) Service Charges on Deposits ($000) Other Noninterest Income Noninterest Income/Avg. Assets (%) $43,380 $45,051 $48,611 $51,353 $52,978 1.33% 1.28% 1.33% 1.29% 1.34% 1.24% 1.26% 1.28% 1.30% 1.32% 1.34% 1.36% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2021 2022 2023 2024 Q12025 (Annualized) Compensation & Benefits ($000) Occupancy ($000) Other Noninterest Expense Noninterest Expense/Avg. Assets (%)

Loan Portfolio: Overview 18 1) Dollars in thousands; as of March 31, 2025 2) Amounts do not include unamortized fees and costs of approximately $2.9 million Loan Composition2 Loan Portfolio Overview $451,230Construction & Development 108,2531-4 Family 402,471Multifamily 398,577Owner-Occupied RE 1,108,282Non Owner-Occupied RE 531,267Commercial & Industrial 19,323Consumer & Other $3,019,403Gross Loans & Leases • Strong average loan growth reflecting a 10 year CAGR of 9.76% (2015-2024) • Focused on small and medium sized businesses • Over 90% of loan collateral is located in Iowa and Minnesota. Loans outside of Iowa and Minnesota are to borrowers who have a primary business presence in our primary market areas • Executive loan committee approves all commercial relationships in excess of $500 thousand in total credit exposure and annually reviews all commercial loan relationships $1 million and greater. Consumer & Other, 1% Commercial & Industrial, 18% Construction & Development, 15% 1-4 Family, 3% Multifamily, 13%Owner-Occupied RE, 13% Non Owner Occupied RE, 37% Loan Mix as of March 31, 2025 • C&I portfolio is well diversified by industry • Top four industries are manufacturing, construction services, transportation and warehousing, and accommodation and food services • Average C&I loan balance is $476 thousand • One C&I loan with a balance of $181 thousand classified as substandard. C&I loans totaling $8.0 million are classified as watch. C&I Overview

1) Data as of March 31, 2025 Loan Portfolio: CRE and C&D 19 CRE Composition CRE and C&D Overview • The four largest CRE concentration types are multifamily, warehouse, hotels and 1-4 family dwelling and have average WALTVs of 62% - 69% and DSC ratios of 1.29 to 1.76. C&D WALTV of 56%. • Heightened risk management practices in place in response to CRE concentrations. • CRE to Bank risk based capital ratio: 416.1% • C&D to Bank risk based capital ratio: 96.5% • Strong, experienced customer base that is well capitalized and exhibits strong global cash flow. • Full time employee performs monthly inspections on construction projects. Independent monthly inspections are performed on larger commercial projects. • Approximately 76% of the C&D portfolio is in commercial properties and 24% in residential properties. • No CRE or C&D loans classified as substandard or worse, or past due greater than 30 days as of any quarter-end for the past 3 years. Multi-Family Dwelling (5+ Units) 23.8% Warehouse and Mini-Storage 11.6% Hotel 11.3% 1-4 Family Dwelling 7.0% Office (includes strip offices) 7.0% Retail - Strip 5.4% Retail - Stand Alone 5.3% Senior Care/Living 4.6% Mixed Use 4.6% Medical/Dental/Nur sing Home 4.2% Convenience Stores 2.9% Manufacturing Plant 2.5% Auto Dealers 1.4% Fitness Centers 1.4% Restaurants & Bars 0.9% Other 6.1%

• Legal lending limit of $68.4 million • No subprime lending • No specialty or niche lending • Loan participations make up less than 2.6% of the loan portfolio • Disciplined underwriting • Experienced executive loan committee • Seasoned bankers with significant regional and industry experience • Banker’s compensation is not tied to the size of their portfolio, but the development of strong, comprehensive relationships 20 1) As of March 31, 2025 Strong Underwriting Risk Management Practices Quarterly Semi-Annually Annually • Stress tests for LTV and DSC • Over the course of two semi-annual reviews, 80% of loan portfolio value is reviewed by external, independent 3rd party • Formal internal reviews conducted by the credit department of all credit relationships over $1.0 million Credit Culture Overview

• Conservative underwriting continues to result in consistently pristine credit quality performance • Non-performing assets to total assets ranged from 0.00% - 0.02% over the last 10 years (2015-2024) • Net charge-off to average assets ranged from (0.04)% to 0.02% over the last 10 years (2015-2024) • Loan risk ratings as of March 31, 2025: - Pass: 99.73% - Watch: 0.26% - Substandard: 0.01% Non-Performing Assets2 Net Charge-Offs (Recoveries) Additional Loan and Credit Information 1) Dollars in thousands 2) NPAs defined as Nonaccrual Loans + TDR + OREO Credit Quality 21 Allowance for Credit Losses on Loans $28,364 $25,473 $28,342 $30,432 $30,526 1.15% 0.93% 0.97% 1.01% 1.01% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 1.40% $15,000 $18,000 $21,000 $24,000 $27,000 $30,000 $33,000 2021 2022 2023 2024 2025Q1 ACL ($000) ACL/Loans (%) $8,948 $322 $296 $133 $181 0.26% 0.01% 0.01% 0.00% 0.00% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2021 2022 2023 2024 2025Q1 NPAs ($000) NPAs/Assets (%) ($428) $391 $89 ($90) ($94) -0.02% 0.02% 0.00% 0.00% 0.00% -0.03% -0.02% -0.02% -0.01% -0.01% 0.00% 0.01% 0.01% 0.02% 0.02% 0.03% $(600) $(450) $(300) $(150) $- $150 $300 $450 $600 2021 2022 2023 2024 2025Q1 NCO (Recoveries) ($000) NCOs/Average Loans (%)

Deposit Portfolio 22 Deposit Composition Cost of Total Deposits Additional Deposit Information 1) Dollars in thousands; as of March 31, 2025 2) Core deposits equates to total deposits less brokered deposits $519,771Non-Interest Bearing Demand 517,409Interest Bearing Demand 1,633,612MMDA & Savings 653,726Time Deposits $3,324,518Total Deposits • Strong average core deposit growth reflecting a 10 year core deposit CAGR of 9.42% (2015-2024) • Intensely loyal customer base with long standing relationships • Focused on local opportunities and long-term stable relationships • Core deposits / total deposits: 89.9% 2 • Brokered deposits / total deposits: 10.1% • Total public funds deposits of $566 million or 17.0% of total deposits. West Bank considers these to be core deposits as the Bank has longstanding business relationships with these local municipalities. Non-Interest Bearing Demand, 15.6% Transaction Accounts, 15.6% MMDA & Savings, 49.1% Time Deposits, 19.7% 0.28% 0.76% 2.36% 3.05% 2.65% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2021 2022 2023 2024 Q12025

Investment Portfolio Municipal Securities Geography & Ratings Securities Portfolio 23 Municipals Distribution Rating (%) AAA 16.4 AA 72.8 A 10.8 NR 0.0 Investment Portfolio Detail Book Yield (%) Fair Unrealized Value Gain /(Loss) ($000) ($000) Book Value ($000)Sector 1.59($49,317)$223,759$273,076Collateralized Mortgage Obligations 2.05(42,470)172,893215,363State and Poltical Subdivisions 1.59(22,984)120,135143,119Mortgage Backed Securities 6.08717,21617,209Collateralized Loan Obligations 3.26(1,134)12,61613,750Corporate Notes 1.86($115,898)$546,619$662,517Total Securities 1) Dollars in thousands; as of March 31, 2025 • All securities are classified as available-for-sale • 100% of the collateralized mortgage obligations and mortgage backed securities are composed of Freddie Mac, Fannie Mae or Ginnie Mae securities • Corporate notes are composed of bank issued subordinated debt obligations Collateralized Mortgage Obligations, 41.2% State and Political Subdivisions, 32.5% Mortgage Backed Securities, 21.6% Collateralized Loan Obligations, 2.6% Corporate Notes, 2.1% TX, 32.2% PA, 10.7% FL, 10.2%MI, 6.1%CA, 3.9% CO, 3.9% MA, 3.8% OK, 3.4% WA, 3.4% VA, 3.2% 16 Other, 19.2%

24 Funding and Liquidity 1) Dollars in thousands; as of March 31, 2025 • Holding company level cash of $4.4 million • Term loan with a remaining balance of $30.0 million – Rate: Wall Street Journal Prime Rate less 100bps – Quarterly principal payments of $1.25 million, with the balance due February 2027 – Secured by 100% of West Bank stock – Contains customary terms for senior debt, including financial and operating covenants and acceleration upon an uncured event of default – No penalty for prepayment of principal unless prepayment is pursuant to a refinancing with another institution – The Company has an interest rate swap with a notional amount of $20 million which converts the variable rate coupon to a fixed rate of 6.40% for the term of the loan • Trust preferred securities of $20.6 million – Rate: 3 month term SOFR + 26.161 bps tenor spread adjustment + 305bps – Maturity: July 18, 2033 – The Company has an interest rate swap with a notional amount of $20 million which converts the variable rate coupon to a fixed rate of 4.81% until its maturity in September 2026. Bank Funding and Liquidity Sources Holding Company Debt and Liquidity Source Current Balance ($000) Total Line Amount ($000) Available Funding ($000) Balance Sheet Liquidity: $210,610Cash and Cash Equivalents 87,317Unpledged Securities Funding Sources: $634,634$907,215$270,000FHLB Advances 75,00075,000-- Fed Funds Line 119,463119,463--Federal Reserve Bank --11,48611,486Subsidiary Term Loan • Subordinated notes of $60.0 million – Rate: 5.25% until June 2027 when it converts to 3 month term SOFR + 241bps – Maturity: June 15, 2032 – Callable: June 15, 2027 West Bank also maintains master brokered deposit agreements with brokerage firms and access to funding options through deposit networks.

Historic Capital Ratios 25 Common Equity Tier 1 Capital Ratio Tier 1 Capital Ratio Tier 1 Leverage Ratio Total Risk Based Capital Ratio 9.24% 8.96% 8.74% 8.95% 9.02% 11.13% 12.33% 11.89% 11.95% 11.99% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2021 2022 2023 2024 Q1 2025 Consolidated West Bank 8.49% 8.81% 8.50% 7.93% 8.36% 9.53% 11.37% 10.86% 9.97% 10.46% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2021 2022 2023 2024 Q1 2025 Consolidated West Bank 9.92% 9.55% 9.30% 9.51% 9.59% 11.13% 12.33% 11.89% 11.95% 11.99% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2021 2022 2023 2024 Q1 2025 Consolidated West Bank 10.89% 12.08% 11.88% 12.11% 12.18% 12.10% 13.08% 12.76% 12.86% 12.90% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2021 2022 2023 2024 Q1 2025 Consolidated West Bank

Summary 1) Financial data for the quarter ended March 31, 2025 2) Presented on an FTE basis; see Appendix for “Reconciliation of Non-GAAP Financial Measures” Meaningfully Sized Commercial Bank with Strong Profitability With approximately $4.0 billion in assets, WTBA has a track record of strong profitability and industry leading efficiency among community banks in the U.S. Risk Management Focused Business Model Solid organic loan growth and pristine credit metrics support strong profitability and capital position. Highly Experienced Management Team With an average across the C-suite of well over 30 years in banking, WTBA’s team has proven leadership with a deep understanding of business development and risk management practices. Scalable Growth Strategy Proven and successful expansion centers around hiring the right people in the right markets, not on M&A strategies carrying inherently more risk. Relationship Based Approach WTBA continues to place emphasis on small and medium sized businesses and on local, core deposits through deep relationships and a differentiated level of service. 26

Appendix 27

Appendix Reconciliation of Non-GAAP Financial Measures 28 For the Quarter Ended, For the Year Ended, 3/31/202512/31/202412/31/202312/31/202212/31/2021 Reconciliation of net interest income and annualized net interest margin on an FTE basis to GAAP: $20,855$71,362$69,031$91,740$95,059Net interest income (GAAP) 661824911,1221,202Tax-equivalent adjustment1 $20,921$71,544$69,522$92,862$96,261Net interest income on an FTE basis (non-GAAP) $3,717,441$3,747,528$3,465,964$3,361,091$3,152,138Average interest-earning assets 2.28%1.91%2.01%2.76%3.05%Net interest margin on an FTE basis (non-GAAP) For the Quarter Ended, For the Year Ended, 3/31/202512/31/202412/31/202312/31/202212/31/2021 Reconciliation of efficiency ratio on an FTE basis to GAAP: $20,921$71,544$69,522$92,862$96,261Net interest income on an FTE basis 2,2438,43410,06610,2089,729Noninterest income -1,172431-(51)Adjustment for securities (gains) losses, net 847292984Adjustment for (gains) losses on disposal of premises and equipment, net $23,172$81,197$80,048$103,099$106,023Adjusted income $13,063$51,353$48,611$45,051$43,380Noninterest expense 56.4%63.3%60.7%43.7%40.9%Efficiency ratio on an adjusted and FTE basis (non-GAAP)2 (1) Computed on a tax-equivalent basis using a federal income tax rate of 21 percent, adjusted to reflect the effect of the nondeductible interest expense associated with owning tax-exempt securities and loans. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results, as it enhances the comparability of income arising from taxable and nontaxable sources. (2) The efficiency ratio expresses noninterest expense as a percent of fully taxable equivalent net interest income and noninterest income, excluding specific noninterest income and expenses. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the Company’s financial performance. It is a standard measure of comparison within the banking industry. A lower ratio is more desirable. Note: Dollars in thousands